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[logo] M F S(R)
INVESTMENT MANAGEMENT


                                  MFS(R) EMERGING
                                  GROWTH FUND
                                  SEMIANNUAL REPORT o MAY 31, 2001
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 11
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 25
Notes to Financial Statements ............................................. 33
Trustees and Officers ..................................................... 41

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

    Jeffrey L. Shames

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish firms with strong long-term prospects from those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended May 31, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -37.94% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 10.55%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.13% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 13.12% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.72% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended May 31, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association
    (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 15.13%, 14.84%, 15.44%, 14.59%, and 12.72%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended
    May 31, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.68%, 7.82%, 10.65%, and 9.32%, respectively, for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001.The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.57%, 2.74%, 3.47%, and 4.69%, respectively, for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001.
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MANAGEMENT REVIEW AND OUTLOOK

For the six months ended May 31, 2001, Class A shares of the fund provided a total return of -14.76%, Class B shares -15.06%, Class C shares -15.06%, Class I shares -14.64%, and Class J shares -14.95%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a return of -13.81% over the same period for the fund's benchmark, the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. During the same period, the average multicap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -12.32%.

Q.  WHY DID THE PORTFOLIO UNDERPERFORM OVER THE PERIOD?

A. We believe we underperformed because this is an aggressive fund, and we stayed true to our style and our mandate. The market over the past six months was very volatile and very tough on the high-growth stocks in which we invest.

    We think there are at least two reasons why sticking with our aggressive style may result in strong performance over the long term. First, our experience has been that when stocks -- especially stocks of high-growth companies -- turn upward after a difficult period, they have tended to do so quickly. We feel investors who sell these stocks during a downturn may often miss some of the best returns if the market begins to move upward again.

    Second, we believe a downturn is precisely the time to be increasing our aggressiveness and seizing the opportunity to buy what our research indicates are good companies trading at what we think are distressed prices. Although this may cause the fund to underperform in the short term, we feel this positions us to potentially outperform if the market rebounds. We think there is more opportunity in the market today than there was 12 or 18 months ago when investors seemed almost uniformly bullish.

Q. COULD YOU ELABORATE ON THAT? COULD YOU GIVE US SOME EXAMPLES OF AREAS IN WHICH YOU FOUND OPPORTUNITY OVER THE PERIOD?

A. One of the things we try to do in a downturn is look for businesses that have historically tended to benefit when the market recovers and buy into them early. Media in general fits into that category. Media stocks were among the earliest to get hit when the U.S. economy slowed; it appeared to us that investors, based on past downturns, anticipated that advertising spending would be one of the first things companies would cut when times got tough.

    We used that weakness in media stocks as an opportunity to add to our position in Viacom, making the company one of our top holdings. This is a media conglomerate that we believe wields tremendous leverage in the advertising business through its ownership of radio stations, television networks including CBS and MTV, outdoor billboards, Paramount Pictures and Paramount Parks, and a majority interest in Blockbuster, a video rental chain. We believe Viacom stock turned upward late in the period because investors began to anticipate an upturn in advertising spending that might accompany an economic recovery. And as the period ended, the company signed what many believed was a landmark advertising agreement with Procter & Gamble, covering advertising across several of their media channels. We believe Viacom's power to make such bundled advertising sales could be very positive for their future growth.

    Health care was another area in which we found opportunity. Our analysts identified a number of major drug companies and smaller specialty pharmaceutical firms poised to introduce new products that we believe may drive strong earnings growth. Eli Lilly, for example, was a new holding added over the period. We believe that the release of several new products over the next year or two may drive a reacceleration of growth in this company beginning in 2002 and increasing in the following years.

Q.  COULD YOU TELL US ABOUT SOME OTHER HOLDINGS THAT HELPED PERFORMANCE?

A. In the energy area, the fund held a number of oil and gas services firms that performed well, including Baker Hughes, Global Marine, Noble Drilling, and Transocean Sedco Forex. These are firms involved in the exploration for new energy, and they did well as oil and gas prices remained strong.

    Business services firms were another area of strength. This group includes a diverse array of companies with the common theme of providing services to other businesses, such as transaction processing. We believe this group did well because in a period of corporate cost-cutting, they enabled companies to lower expenses by outsourcing various operations. Holdings that helped performance included Affiliated Computer Services, which operates data centers for its clients, and First Data Corporation, whose network carries a large share of U.S. credit card transactions.

    Lexmark International, a manufacturer of computer printers and printing supplies, was a company whose stock fell last year on concerns about slowing personal computer (PC) sales. But when we looked closely at the company, we found that the major source of its profits was not printer sales but follow-up sales of ink cartridges and other consumables. Over the past two or three years, Lexmark had gained dramatic market share on its major competitors. We believed the large number of Lexmark printers in homes and offices could drive consumables sales and allow the company's revenue to accelerate even in a period of slowing PC sales. We increased our position in Lexmark at a time when its potential seemed to be unappreciated by the market, and the stock performed well for the fund over the period.

Q. TWO ADDITIONAL MANAGERS WERE ADDED TO THE PORTFOLIO AT THE BEGINNING OF THE PERIOD, BRINGING THE TEAM UP TO FOUR MEMBERS. HOW HAS THAT AFFECTED THE MANAGEMENT OF THE FUND?

A. We feel we've assembled a team of managers with diverse areas of expertise that cover a wide range of market caps and industries. We think that diversity of experience can be an advantage in managing a multicap portfolio that seeks to make the best use of opportunities uncovered by over 35 MFS research analysts in four offices around the globe.

    John Ballen, for example, has been with the fund since its inception and has taken advantage of many turnaround opportunities -- stocks that were unappreciated by the market but that he felt had strong long-term potential. Dale Dutile has worked closely with John since 1996, initially as an analyst and then as co-manager. As an analyst, Dale covered a number of growth-related industries beginning in 1994. John Lathrop is our team member who is most in tune with the large-cap sector of the market and is also our specialist in telecommunications stocks. And we look to David Sette-Ducati as our internal expert on science and technology companies. Because we all work closely together and are in constant contact, we believe our investors benefit from a cross-fertilization of ideas that ultimately enables us to better take advantage of the opportunities the market has to offer.

/s/ John W. Ballen                      /s/ Dale A. Dutile

    John W. Ballen                          Dale A. Dutile
    Portfolio Manager                       Portfolio Manager


/s/ John E. Lathrop                     /s/ David E. Sette-Ducati

    John E. Lathrop                         David E. Sette-Ducati
    Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

Notes to Shareholders: Effective with this report, the fund's benchmark has been changed to the Russell 3000 Growth Index because the fund's management team feels this index more accurately reflects the multicap aggressive growth nature of the fund. Previously, the fund's indices were the Russell 2000 Index and the Standard & Poor's 500 Composite Index.

Effective November 1, 2000, John E. Lathrop and David E. Sette-Ducati became portfolio managers of the fund.

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   PORTFOLIO MANAGERS' PROFILES
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   JOHN W. BALLEN IS PRESIDENT AND A MEMBER OF THE MANAGEMENT COMMITTEE AND
   BOARD OF DIRECTORS OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE ALSO IS PORTFOLIO MANAGER OF MFS(R) EMERGING GROWTH FUND AND OF THE EMERGING GROWTH PORTFOLIOS OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS AND MFS(R) VARIABLE INSURANCE TRUST(SM). JOHN HAS BEEN PROFILED BY NUMEROUS PUBLICATIONS, INCLUDING MONEY, SMARTMONEY, BARRON'S, THE NEW YORK TIMES, AND WORTH. HE ALSO HAS BEEN FEATURED ON NETWORK TELEVISION PROGRAMS SUCH AS ABC NIGHTLINE AND WALL STREET WEEK WITH LOUIS RUKEYSER. JOHN JOINED MFS IN 1984 AS A RESEARCH ANALYST. HE BECAME PORTFOLIO MANAGER OF MFS EMERGING GROWTH FUND AT ITS INCEPTION IN 1986. HE WAS NAMED DIRECTOR OF EQUITY RESEARCH IN 1988, CHIEF EQUITY OFFICER IN 1995, CHIEF INVESTMENT OFFICER IN 1998, AND PRESIDENT IN 1998. JOHN IS A GRADUATE OF HARVARD COLLEGE AND EARNED A MASTER OF COMMERCE DEGREE FROM THE UNIVERSITY OF
   NEW SOUTH WALES IN AUSTRALIA, WHICH HE ATTENDED AS A FULBRIGHT SCHOLAR. HE HOLDS AN M.B.A. DEGREE FROM STANFORD UNIVERSITY.

   DALE A. DUTILE IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE EMERGING GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES. HE JOINED MFS IN 1994 AS A RESEARCH ANALYST AND WAS NAMED INVESTMENT OFFICER IN 1996, VICE PRESIDENT IN 1998, PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001. DALE IS A GRADUATE OF BOSTON COLLEGE AND HAS AN M.B.A. FROM MIT'S SLOAN SCHOOL OF MANAGEMENT.

   JOHN E. LATHROP, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL GROWTH, EMERGING GROWTH, AND LARGE-CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS AND OFFSHORE FUNDS. JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER SINCE 1988. HE WAS NAMED VICE PRESIDENT IN 1996, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   DAVID E. SETTE-DUCATI IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF MFS(R) TECHNOLOGY FUND. HE IS ALSO A PORTFOLIO MANAGER OF MFS(R) MERIDIAN TECHNOLOGY FUND AND MFS(R) INSTITUTIONAL MID CAP GROWTH FUND. MR. SETTE-DUCATI JOINED MFS IN 1995 AS A RESEARCH ANALYST. HE BECAME AN INVESTMENT OFFICER IN 1997, VICE PRESIDENT IN 1999, AND A PORTFOLIO MANAGER IN FEBRUARY 2000. HE EARNED AN M.B.A. DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE AND A BACHELOR'S DEGREE FROM WILLIAMS COLLEGE. IN BETWEEN COLLEGE AND GRADUATE SCHOOL, HE WORKED AS A CORPORATE FINANCE ANALYST WITH LEHMAN BROTHERS, SPECIALIZING IN CORPORATE FINANCE AND MERGERS AND ACQUISITIONS STRATEGY.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                        SEEKS LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:            DECEMBER 29, 1986

  CLASS INCEPTION:                  CLASS A  SEPTEMBER 13, 1993
                                    CLASS B  DECEMBER 29, 1986
                                    CLASS C  APRIL 1, 1996
                                    CLASS I  JANUARY 2, 1997
                                    CLASS J  SEPTEMBER 24, 1998

  SIZE:                             $12.6 BILLION NET ASSETS AS OF MAY 31, 2001

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MAY 31, 2001

CLASS A
                                             6 Months       1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                       -14.76      -32.91%       +4.87%       +38.26%      +343.64%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --         -32.91%       +1.60%       + 6.69%      + 16.07%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --         -36.77%       -0.39%       + 5.44%      + 15.38%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                             6 Months       1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                      -15.06%      -33.40%       +2.54%       +33.07%      +320.79%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --         -33.40%       +0.84%       + 5.88%      + 15.45%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --         -35.79%       -0.06%       + 5.56%      + 15.45%
-------------------------------------------------------------------------------------------------------------

CLASS C
                                             6 Months       1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                      -15.06%      -33.40%       +2.53%       +33.09%      +320.71%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --         -33.40%       +0.83%       + 5.88%      + 15.45%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --         -34.00%       +0.83%       + 5.88%      + 15.45%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                             6 Months       1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                      -14.64%      -32.74%       +5.71%       +39.18%      +340.09%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --         -32.74%       +1.87%       + 6.84%      + 15.97%
-------------------------------------------------------------------------------------------------------------

CLASS J
                                             6 Months       1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                      -14.95%      -32.24%       +3.21%       +33.94%      +323.54%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --         -33.24%       +1.06%       + 6.02%      + 15.53%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --         -35.24%       +0.04%       + 5.38%      + 15.18%
-------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 3% sales charge. Class J shares are only available to Japanese investors.

Class A, C, I, and J share performance includes the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class A and J blended performance has been adjusted to take into account the initial sales charge applicable to Class A and J shares rather than the CDSC applicable to Class B shares. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A, I, and J shares are lower than those of Class B shares, the blended Class A, I, and J share performance is lower than it would have been had Class A, I, and J shares been offered for the entire period. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investing in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in emerging growth companies is risker than investing in more established companies.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2001

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                          47.5%
HEALTH CARE                         12.1%
SPECIAL PRODUCTS & SERVICES          9.2%
LEISURE                              8.8%
UTILITIES & COMMUNICATIONS           6.7%

TOP 10 STOCK HOLDINGS

ORACLE CORP.  9.1%                                 COMPUWARE CORP.  2.0%
Database software developer and manufacturer       Computer software company

CISCO SYSTEMS, INC.  4.3%                          VIACOM, INC.  1.8%
Computer network developer                         Diversified media and entertainment company

TYCO INTERNATIONAL LTD.  2.8%                      NOVARTIS AG  1.7%
Fire protection, packaging, and electronic         Swiss pharmaceutical company
equipment manufacturer
                                                   CENDANT CORP.  1.7%
COMPUTER ASSOCIATES INTERNATIONAL, INC.  2.5%      Hotel, real estate, and consumer services
Computer software company                          franchiser

BMC SOFTWARE, INC.  2.1%                           MICROSOFT CORP.  1.4%
Computer software company                          Computer software and systems company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2001

Stocks - 98.1%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                     VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 92.1%
  Advertising & Broadcasting
    Lamar Advertising Co., "A"*                                       16,600             $       688,900
    TMP Worldwide, Inc.*                                               4,700                     273,869
                                                                                         ---------------
                                                                                         $       962,769
--------------------------------------------------------------------------------------------------------
  Aerospace - 0.5%
    United Technologies Corp.                                        732,300             $    61,007,913
--------------------------------------------------------------------------------------------------------
  Apparel & Textiles
    Nike, Inc., "B"                                                   15,400             $       632,940
--------------------------------------------------------------------------------------------------------
  Automotive - 1.0%
    General Motors Corp., "H"*                                       788,200             $    18,837,980
    Harley-Davidson, Inc.                                          2,176,400                 102,225,509
    National Equipment Services, Inc.*                               157,000                     425,470
                                                                                         ---------------
                                                                                         $   121,488,959
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos
    Capital One Financial Corp.                                        8,200             $       533,902
    Comerica, Inc.                                                    14,300                     813,670
    Providian Financial Corp.                                         14,900                     845,724
    SouthTrust Corp.                                                  23,200                     579,304
    USA Education, Inc.                                                2,700                     189,297
    Washington Mutual, Inc.                                            6,000                     213,720
                                                                                         ---------------
                                                                                         $     3,175,617
--------------------------------------------------------------------------------------------------------
  Biotechnology - 2.5%
    Abbott Laboratories, Inc.                                        950,800             $    49,422,584
    Genentech, Inc.*                                               1,053,000                  52,702,650
    Guidant Corp.*                                                 2,455,220                  92,193,511
    Pharmacia Corp.                                                2,380,796                 115,611,454
    Waters Corp.*                                                     10,700                     531,576
                                                                                         ---------------
                                                                                         $   310,461,775
--------------------------------------------------------------------------------------------------------
  Brokerage
    Sirius Satellite Radio, Inc.*                                     11,200             $       153,776
--------------------------------------------------------------------------------------------------------
  Business Machines - 2.0%
    Affiliated Computer Services, Inc., "A"*                       1,294,900             $    93,556,525
    Aztec Consulting, Inc.*                                          574,703                      57,470
    International Business Machines Corp.                            371,800                  41,567,240
    Sun Microsystems, Inc.*                                        5,599,600                  92,225,412
    Texas Instruments, Inc.                                          694,600                  23,699,752
                                                                                         ---------------
                                                                                         $   251,106,399
--------------------------------------------------------------------------------------------------------
  Business Services - 6.3%
    Automatic Data Processing, Inc.                                1,784,800             $    95,915,152
    BEA Systems, Inc.*                                             1,296,300                  46,511,244
    BISYS Group, Inc.*                                             1,643,700                  84,025,944
    Computer Sciences Corp.*                                         926,100                  38,886,939
    Concord EFS, Inc.*                                               973,300                  49,346,310
    Cotelligent Group, Inc.*                                         579,800                     458,042
    DST Systems, Inc.*                                             1,399,600                  74,388,740
    First Data Corp.                                               1,910,169                 125,326,188
    Fiserv, Inc.*                                                  1,516,300                  83,563,293
    Modis Professional Services, Inc.*++                           8,020,000                  45,794,200
    Nextel Partners, Inc.*                                         2,140,500                  32,214,525
    Personnel Group of America, Inc.*                                188,000                     330,880
    RCM Technologies, Inc.*                                          457,000                   2,179,890
    Renaissance Worldwide, Inc.*                                   2,060,000                     927,000
    Robert Half International, Inc.*                                 733,866                  20,695,021
    Spherion Corp.*                                                  815,800                   5,914,550
    VeriSign, Inc.*                                                1,430,548                  80,825,962
    Vestcom International, Inc.*                                      75,000                     177,750
                                                                                         ---------------
                                                                                         $   787,481,630
--------------------------------------------------------------------------------------------------------
  Cellular Phones - 1.5%
    QUALCOMM, Inc.*                                                  959,400             $    58,273,956
    Sprint Corp. (PCS Group)*                                      5,618,219                 123,600,818
    Triton PCS Holdings, Inc.*                                       149,950                   5,512,162
                                                                                         ---------------
                                                                                         $   187,386,936
--------------------------------------------------------------------------------------------------------
  Communication Services - 0.1%
    SBA Communications Corp.*                                        380,800             $     8,815,520
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.0%
    Compaq Computer Corp.                                          5,749,300             $    91,931,307
    Dell Computer Corp.*                                           1,276,800                  31,102,848
                                                                                         ---------------
                                                                                         $   123,034,155
--------------------------------------------------------------------------------------------------------
  Computer Services - 0.2%
    Cirrus Logic Inc.                                                272,200             $     5,389,560
    enherent Corp.*                                                  344,000                      61,920
    SanDisk Corp.*                                                   754,500                  17,693,025
                                                                                         ---------------
                                                                                         $    23,144,505
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.6%
    Mercury Interactive Corp.*                                       353,600             $    20,947,264
    Microsoft Corp.*                                               2,561,253                 177,187,483
                                                                                         ---------------
                                                                                         $   198,134,747
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.0%
    Art Technology Group, Inc.*                                      803,200             $     6,899,488
    CacheFlow, Inc.*                                                 475,500                   3,043,200
    CheckFree Corp.*                                                  49,700                   1,926,372
    EMC Corp.*                                                     4,326,897                 136,729,945
    Informatica Corp.*                                               604,300                  11,306,453
    Internet Security Systems, Inc.*                                 639,100                  30,989,959
    Interwoven, Inc.*                                                467,100                   8,459,181
    Legato Systems, Inc.                                             257,500                   3,849,625
    MetaSolv, Inc.*                                                  547,527                   4,391,167
    Netegrity, Inc.*                                                 426,190                  14,426,531
    Portal Software, Inc.*                                         1,539,400                   8,220,396
    RSA Security, Inc.*                                              182,900                   5,296,784
    TIBCO Software, Inc.*                                            521,000                   7,189,800
    Watchguard Technologies, Inc.*                                   274,200                   1,711,008
    webMethods, Inc.*                                                346,330                   9,641,827
                                                                                         ---------------
                                                                                         $   254,081,736
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 22.4%
    Adobe Systems, Inc.                                              684,800             $    27,234,496
    BMC Software, Inc.*                                           11,008,900                 263,112,710
    Cadence Design Systems, Inc.*                                  5,703,371                 120,626,297
    Citrix Systems, Inc.*                                          1,290,862                  30,851,602
    Computer Associates International, Inc.                       10,850,000                 307,706,000
    Compuware Corp.*++                                            22,680,000                 250,160,400
    Comverse Technology, Inc.*                                     2,525,300                 146,467,400
    CSG Systems International, Inc.*                                 123,300                   7,431,291
    Cysive, Inc.*                                                    481,000                   1,563,250
    Digex, Inc.*                                                     661,225                  12,001,234
    E.piphany, Inc.*                                               1,427,600                  17,916,380
    Exodus Communications, Inc.*                                   2,320,000                  18,397,600
    Extreme Networks, Inc.*                                        2,176,196                  64,415,401
    I2 Technologies, Inc.*                                         1,382,500                  27,760,600
    Informix Corp.**                                                  29,614                     139,186
    Inktomi Corp.*                                                   360,800                   3,608,000
    Manugistics Group, Inc.*                                         194,700                   6,991,677
    McDATA Corp.*                                                    794,474                  20,147,861
    NetIQ Corp.*                                                     508,100                  12,346,830
    Oracle Corp.*                                                 73,376,732               1,122,663,999
    Peoplesoft, Inc.*                                                758,400                  30,601,440
    Rational Software Corp.*                                       3,619,200                  87,222,720
    Siebel Systems, Inc.*                                            735,300                  33,353,208
    SunGard Data Systems, Inc.*                                      598,725                  35,612,163
    VERITAS Software Corp.*                                        2,504,668                 165,082,668
                                                                                         ---------------
                                                                                         $ 2,813,414,413
--------------------------------------------------------------------------------------------------------
  Conglomerates - 2.7%
    Tyco International Ltd.                                        5,966,970             $   342,802,426
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.1%
    Cintas Corp.                                                     352,850             $    16,456,924
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    General Electric Co.                                             879,500             $    43,095,500
    QLogic Corp.*                                                  1,371,300                  69,950,013
    Westwood One, Inc.*                                               10,900                     337,791
                                                                                         ---------------
                                                                                         $   113,383,304
--------------------------------------------------------------------------------------------------------
  Electronics - 7.0%
    Advanced Micro Devices, Inc.*                                    556,600             $    15,723,950
    Alpha Industries, Inc.*                                          116,300                   2,558,600
    Altera Corp.*                                                  7,163,000                 171,912,000
    Analog Devices, Inc.*                                          3,940,138                 175,533,148
    Applied Micro Circuits Corp.*                                    716,700                  12,950,769
    Atmel Corp.*                                                   3,918,900                  43,499,790
    Broadcom Corp.*                                                  418,800                  13,929,288
    Cypress Semiconductor Corp.*                                     605,600                  12,808,440
    Fairchild Semiconductor International Co.*                       172,500                   3,406,875
    Flextronics International Ltd.*                                1,393,100                  35,147,913
    Integrated Device Technology, Inc.*                              228,000                   8,353,920
    Intel Corp.                                                      850,700                  22,977,407
    Intersil Holding Corp.*                                          278,300                   9,069,797
    Lam Research Corp.*                                              327,300                   9,040,026
    Lattice Semiconductor Corp.*                                     283,500                   6,168,960
    Lexmark International Group, Inc.*                             1,262,400                  78,256,176
    LSI Logic Corp.*                                               1,423,700                  26,067,947
    Marvell Technology Group Ltd.*                                   346,500                   8,548,155
    Micro Linear Corp.*                                               32,500                      77,675
    Micron Technology, Inc.*                                         926,200                  34,732,500
    Novellus Systems, Inc.*                                          204,800                   9,809,920
    ON Semiconductor Corp.*                                          325,000                   2,278,250
    PMC-Sierra, Inc.*                                                334,199                  10,460,429
    Sanmina Corp.*                                                   806,100                  21,813,066
    SCI Systems, Inc.*                                               791,500                  18,687,315
    Tektronix, Inc.*                                               1,686,100                  41,326,311
    Transwitch Corp.*                                                587,700                   7,405,020
    Vitesse Semiconductor Corp.*                                     389,200                   9,617,132
    Xilinx, Inc.*                                                  1,589,000                  65,546,250
                                                                                         ---------------
                                                                                         $   877,707,029
--------------------------------------------------------------------------------------------------------
  Energy - 0.8%
    Devon Energy Corp.                                                13,300             $       774,193
    Dynegy, Inc.                                                   2,091,300                 103,101,090
                                                                                         ---------------
                                                                                         $   103,875,283
--------------------------------------------------------------------------------------------------------
  Entertainment - 4.6%
    Clear Channel Communications, Inc.*                            2,497,807             $   152,291,293
    Entercom Communications Corp.*                                   913,900                  44,753,683
    Fox Entertainment Group, Inc.*                                 1,391,760                  36,324,936
    Gemstar-TV Guide International, Inc.*                            871,200                  31,685,544
    Hearst-Argyle Television, Inc.*                                    4,600                      97,658
    Macrovision Corp.*                                                10,600                     547,914
    Univision Communications, Inc., "A"*                           1,468,100                  64,200,013
    USA Networks, Inc.*                                            1,541,200                  39,855,432
    Viacom, Inc., "B"*                                             3,743,532                 215,777,184
                                                                                         ---------------
                                                                                         $   585,533,657
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.6%
    Citigroup, Inc.                                                1,407,641             $    72,141,601
    FleetBoston Financial Corp.                                      402,200                  16,727,498
    Franklin Resources, Inc.                                           5,400                     240,300
    Freddie Mac Corp.                                              2,023,500                 133,955,700
    Golden West Financial Corp.                                        4,200                     267,750
    Goldman Sachs Group, Inc.                                        571,430                  54,342,993
    Lehman Brothers Holdings, Inc.                                   437,500                  31,329,375
    Merrill Lynch & Co., Inc.                                        389,600                  25,312,312
    Morgan Stanley Dean Witter & Co.                                 226,100                  14,698,761
    State Street Corp.                                             1,803,800                  99,154,886
                                                                                         ---------------
                                                                                         $   448,171,176
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.4%
    Instinet Group Inc.*                                              42,810             $       816,387
    J. P. Morgan Chase & Co.                                         479,500                  23,567,425
    John Hancock Financial Services, Inc.                            535,000                  21,191,350
                                                                                         ---------------
                                                                                         $    45,575,162
--------------------------------------------------------------------------------------------------------
  Healthcare
    First Health Group Corp.*                                          7,100             $       356,420
--------------------------------------------------------------------------------------------------------
  Insurance - 3.2%
    AFLAC, Inc.                                                    1,722,000             $    55,844,460
    American International Group, Inc.                             1,299,200                 105,235,200
    CIGNA Corp.                                                      954,200                  90,143,274
    MetLife, Inc.                                                    389,200                  12,396,020
    St. Paul Cos., Inc.                                            1,984,927                 100,437,306
    UnumProvident Corp.                                            1,124,600                  36,448,286
                                                                                         ---------------
                                                                                         $   400,504,546
--------------------------------------------------------------------------------------------------------
  Internet - 0.2%
    Akamai Technologies, Inc.*                                     1,380,385             $    14,259,377
    CNET Networks, Inc.*                                             182,910                   2,015,668
    Openwave Systems Inc.*                                           201,900                   7,738,827
                                                                                         ---------------
                                                                                         $    24,013,872
--------------------------------------------------------------------------------------------------------
  Machinery
    W.W. Grainger, Inc.                                               14,100             $       623,079
--------------------------------------------------------------------------------------------------------
  Manufacturing - 0.1%
    Minnesota Mining & Manufacturing Co.                              73,900             $     8,763,062
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 3.3%
    Allergan, Inc.                                                   571,600             $    51,272,520
    Alza Corp.*                                                       20,200                     952,430
    American Home Products Corp.                                   2,443,900                 154,698,870
    Bristol-Myers Squibb Co.                                         837,200                  45,409,728
    Eli Lilly & Co.                                                  831,130                  70,396,711
    Merck & Co., Inc.                                                207,700                  15,160,023
    Pfizer, Inc.                                                     973,200                  41,740,548
    Schering Plough Corp.                                            917,400                  38,484,930
    Stryker Corp.                                                      5,800                     333,210
                                                                                         ---------------
                                                                                         $   418,448,970
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.5%
    Applera Corp. - Applied Biosystems Group                       3,676,545             $   113,090,524
    Express Scripts, Inc.*                                           625,850                  60,419,559
    Genzyme Corp.*                                                   265,800                  28,424,652
    IMS Health, Inc.                                               2,116,000                  61,321,680
    Laboratory Corp. of America Holdings*                            238,600                  33,466,036
    Quest Diagnostics, Inc.*                                         187,400                  23,164,514
                                                                                         ---------------
                                                                                         $   319,886,965
--------------------------------------------------------------------------------------------------------
  Oil Services - 3.1%
    Baker Hughes, Inc.                                             1,509,200             $    59,462,480
    BJ Services Co.*                                                 519,900                  38,992,500
    Cooper Cameron Corp.*                                              6,700                     464,176
    El Paso Corp.                                                  1,685,562                 102,650,726
    Global Marine, Inc.*                                           2,280,000                  58,482,000
    Halliburton Co.                                                    3,000                     140,220
    National Oilwell, Inc.*                                            5,300                     182,850
    Noble Drilling Corp.*                                            902,200                  38,523,940
    Smith International, Inc.*                                         6,100                     473,970
    Varco International Inc. Delaware*                                 9,100                     219,219
    Weatherford International, Inc.*                               1,671,800                  94,239,366
                                                                                         ---------------
                                                                                         $   393,831,447
--------------------------------------------------------------------------------------------------------
  Oils - 1.6%
    Apache Corp.                                                     270,200             $    16,090,410
    EOG Resources, Inc.                                               19,100                     857,399
    Grant Pride Co., Inc.*                                         2,499,900                  56,297,748
    Santa Fe International Corp.                                   1,903,008                  70,182,935
    Transocean Sedco Forex, Inc.                                   1,082,979                  57,885,228
                                                                                         ---------------
                                                                                         $   201,313,720
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.2%
    Andrx Group*                                                     383,800             $    25,975,584
    IVAX Corp.*                                                       36,875                   1,242,688
    Sepracor, Inc.*                                                   11,700                     389,844
    Watson Pharmaceuticals, Inc.*                                      6,700                     402,670
                                                                                         ---------------
                                                                                         $    28,010,786
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.1%
    Gannett Co., Inc.                                                  8,900             $       589,892
    Mail-Well, Inc.*                                               1,529,800                   8,260,920
    Meredith Corp.                                                     7,500                     271,125
    Scripps (E.W.) Howard, Inc., "A"                                   4,700                     317,015
    Tribune Co.                                                       12,700                     545,211
                                                                                         ---------------
                                                                                         $     9,984,163
--------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.8%
    Applebee's International, Inc.                                   500,000             $    19,890,000
    Arlington Hospitality, Inc.*++                                   520,000                   1,965,600
    Brinker International, Inc.*                                      26,400                     648,120
    Cendant Corp.*                                                10,625,000                 203,787,500
    Four Seasons Hotels, Inc.                                          4,600                     265,190
    Friendly Ice Cream Corp.*                                         40,000                      98,000
    Schlotzskys, Inc.*                                                90,000                     468,900
    Starwood Hotels & Resorts Co.                                      6,000                     226,980
                                                                                         ---------------
                                                                                         $   227,350,290
--------------------------------------------------------------------------------------------------------
  Retail - 1.7%
    BJ's Wholesale Club, Inc.*                                         4,700             $       229,125
    CVS Corp.                                                      2,494,300                 136,937,070
    Gap, Inc.                                                        280,200                   8,686,200
    Home Depot, Inc.                                                 389,410                  19,194,019
    Lowe's Cos., Inc.                                                674,900                  46,925,797
    Mothers Work, Inc.*                                               68,500                     548,000
    Office Depot, Inc.*                                              250,000                   2,285,000
                                                                                         ---------------
                                                                                         $   214,805,211
--------------------------------------------------------------------------------------------------------
  Special Products & Services
    SPX Corp.*                                                         4,700             $       557,890
--------------------------------------------------------------------------------------------------------
  Supermarket - 1.6%
    Kroger Co.*                                                    2,308,880             $    57,583,467
    Safeway, Inc.*                                                 2,752,400                 139,409,060
                                                                                         ---------------
                                                                                         $   196,992,527
--------------------------------------------------------------------------------------------------------
  Technology
    Palm, Inc.*                                                   $1,042,600                   5,869,838
--------------------------------------------------------------------------------------------------------
  Telecommunications - 10.8%
    Adelphia Communications Corp., "A"*                              408,180             $    15,625,130
    Advanced Fibre Communications, Inc.*                             605,500                  11,213,860
    Allegiance Telecom, Inc.*                                      2,189,700                  33,808,968
    American Tower Corp., "A"*                                     3,267,749                  80,844,110
    Cabletron Systems, Inc.*                                       3,882,900                  75,367,089
    Charter Communications, Inc.*                                  4,153,400                  92,870,024
    CIENA Corp.*                                                   1,700,200                  92,065,830
    Cisco Systems, Inc.*                                          27,645,230                 532,447,130
    EchoStar Communications Corp.*                                 3,800,471                 116,256,408
    Emulex Corp.*                                                    540,055                  18,734,508
    Glenayre Technologies, Inc.*                                     730,000                   1,007,400
    Juniper Networks, Inc.*                                          304,300                  12,941,879
    McLeodUSA, Inc., "A"*                                          2,302,900                  10,616,369
    Metromedia Fiber Network, Inc., "A"*                           2,306,725                   9,273,034
    Network Appliance, Inc.*                                       1,082,800                  20,140,080
    NTL, Inc.*                                                       891,000                  19,147,590
    Pegasus Communications Corp.*                                    180,200                   3,856,280
    Qwest Communications International, Inc.*                      2,047,200                  75,214,128
    Radio One, Inc.*                                                  27,500                     522,500
    RF Micro Devices, Inc.*                                          522,000                  13,613,760
    Scientific-Atlanta, Inc.                                         321,400                  16,876,714
    Sprint Corp.*                                                    363,000                   7,372,530
    Talk America Holdings Inc.*                                    5,750,000                   8,050,000
    Tekelec Co.*                                                   1,889,260                  63,233,532
    Time Warner Telecom, Inc.*                                       556,000                  22,768,200
    Viasystems Group, Inc.*                                          145,000                     458,200
    Winstar Communications, Inc.*                                  1,664,599                     143,156
                                                                                         ---------------
                                                                                         $ 1,354,468,409
--------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.2%
    Comcast Corp., "A"*                                              572,100             $    23,433,216
--------------------------------------------------------------------------------------------------------
  Telecom - Wireless
    TeleCorp PCS, Inc.*                                              376,014             $     6,384,718
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    AES Corp.*                                                     1,102,500             $    50,053,500
    Calpine Corp.*                                                   342,600                  16,890,180
                                                                                         ---------------
                                                                                         $    66,943,680
--------------------------------------------------------------------------------------------------------
  Venture Capital
    Copley Partners 1*+(+)                                         3,000,000             $       181,470
    Copley Partners 2*+(+)                                         3,000,000                     740,850
    Highland Capital Partners*+(+)                                 7,500,000                     638,475
                                                                                         ---------------
                                                                                         $     1,560,795
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $11,582,092,355
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.0%
  Bermuda - 0.6%
    Global Crossing Ltd. (Telecommunications)*                     1,436,320             $    18,241,264
    Tycom Ltd. (Telecommunications)*                               3,003,482                  53,461,980
                                                                                         ---------------
                                                                                         $    71,703,244
--------------------------------------------------------------------------------------------------------
  Canada - 0.8%
    Biovail Corp. (Pharmaceuticals)*                               1,514,100             $    59,246,733
    Celestica Inc. (Business Services)*                              822,200                  41,110,000
    Mitel Corp. (Telecommunications)*                                334,400                   2,936,032
                                                                                         ---------------
                                                                                         $   103,292,765
--------------------------------------------------------------------------------------------------------
  China - 0.1%
    China Mobile (Hong Kong) Ltd. (Telecommunications)*            3,171,500             $    15,410,830
--------------------------------------------------------------------------------------------------------
  Finland - 0.9%
    Nokia Corp., ADR (Telecommunications)                          3,617,300             $   105,769,852
--------------------------------------------------------------------------------------------------------
  France - 0.7%
    Sanofi-Synthelabo S.A. (Medical and Health Products)           1,169,681             $    71,691,504
    Total Fina Elf S.A., "B" (Oils)                                  115,100                  16,726,822
                                                                                         ---------------
                                                                                         $    88,418,326
--------------------------------------------------------------------------------------------------------
  Germany - 0.2%
    SAP AG, ADR (Computer Software - Systems)                        214,000             $     7,513,540
    SAP AG, Preferred (Computer Software - Systems)                   84,500                  11,993,440
                                                                                         ---------------
                                                                                         $    19,506,980
--------------------------------------------------------------------------------------------------------
  Israel - 1.0%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                        2,415,150             $   130,079,979
--------------------------------------------------------------------------------------------------------
  Switzerland - 1.6%
    Novartis AG (Medical and Health Products)                      5,372,600             $   204,073,881
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.1%
    Vodafone Group PLC, ADR (Telecommunications)                     650,695             $    16,846,494
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $   755,102,351
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $9,874,007,829)                                           $12,337,194,706
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stock
--------------------------------------------------------------------------------------------------------
U.S. Stocks
  Restaurants & Lodging
    Avado Financing, "A", 7s*## (Identified Cost, $5,000,000)        100,000             $       300,000
--------------------------------------------------------------------------------------------------------

Convertible Bond
--------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Stocks
  Restaurants & Lodging
    ShoLodge, Inc., 7.5s, 2004*                                   $    2,000             $     1,215,000
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.3%
--------------------------------------------------------------------------------------------------------
    American General Finance Corp., due 6/01/01                   $    3,983             $     3,983,000
    Citigroup, Inc., due 6/01/01                                       4,371                   4,371,000
    Dow Chemical Co., due 6/01/01                                     33,433                  33,433,000
    General Electric Capital Corp., due 6/01/01                       57,664                  57,664,000
    JP Morgan Etd, due 6/01/01                                        63,295                  63,295,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $   162,746,000
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.1%
--------------------------------------------------------------------------------------------------------
  MM
    Merrill Lynch, dated 5/31/01, due 6/01/01, to be
      received $17,842,000. (secured by various U.S.
      Treasury obligations), at Cost                              $   17,842             $    17,842,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $10,060,810,829)                                     $12,519,297,706

Other Assets, Less Liabilities - 0.5%                                                         60,217,663
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $12,579,515,369
--------------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
  + Restricted security.
 ++ Affiliated issuers are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting shares of the issuer.
(+) Security valued by or at the direction of the Trustees.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
MAY 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value -
    Unaffiliated issuers (identified cost,
      $ 9,618,251,471)                                          $12,221,377,506
    Affiliated issuers (identified cost, $442,559,358)              297,920,200
                                                                ---------------
    Total investments, at value (identified cost,
      $10,060,810,829)                                          $12,519,297,706
  Investments of cash collateral for securities loaned,
    at identified cost and value                                     98,226,720
  Cash                                                                  117,414
  Foreign currency, at value (identified cost, $976)                        895
  Receivable for fund shares sold                                   135,055,191
  Receivable for investments sold                                   165,953,919
  Interest and dividends receivable                                   3,830,339
  Other assets                                                          145,294
                                                                ---------------
      Total assets                                                            $
                                                                 12,922,627,478
                                                                ---------------
Liabilities:
  Payable for investments purchased                             $   173,681,087
  Payable for fund shares reacquired                                 69,488,271
  Collateral for securities loaned, at value                         98,226,720
  Payable to affiliates -
    Management fee                                                      229,940
    Shareholder servicing agent fee                                      33,373
    Distribution and service fee                                        219,095
  Accrued expenses and other liabilities                              1,233,623
                                                                ---------------
      Total liabilities                                         $   343,112,109
                                                                ---------------
Net assets                                                      $12,579,515,369
                                                                ===============
Net assets consist of:
  Paid-in capital                                               $10,459,019,124
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies               2,458,457,431
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                  (252,300,223)
  Accumulated net investment loss                                   (85,660,963)
                                                                ---------------
      Total                                                     $12,579,515,369
                                                                ===============
Shares of beneficial interest outstanding                         339,327,181
                                                                ===============
Class A shares:
  Net asset value per share
    (net  assets  of $5,639,101,156 / 148,176,305 shares
     of beneficial interest outstanding)                             $38.06
                                                                     ======
  Offering  price  per  share  (100 / 94.25 of net asset
    value per share)                                                 $40.38
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net  assets  of $5,934,282,353 / 163,535,737 shares
     of beneficial interest outstanding)                             $36.29
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $827,357,028 / 22,936,396 shares of
     beneficial interest outstanding)                                $36.07
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net  assets of $156,614,011 / 4,072,374
    shares of beneficial interest outstanding)                       $38.46
                                                                     ======
Class J shares:
  Net asset value, offering price, and redemption price
    per share (net  assets of $22,160,821 / 606,369
    shares of beneficial interest outstanding)                       $36.55
                                                                     ======
  Offering  price per share (100 / 97 of net asset value
    per share)                                                       $37.68
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                   $    15,685,255
    Interest                                                          6,888,991
    Income on securities loaned                                       2,092,343
    Foreign taxes withheld                                             (377,434)
                                                                ---------------
      Total investment income                                   $    24,289,155
                                                                ---------------
  Expenses -
    Management fee                                              $    50,280,309
    Trustees' compensation                                               35,737
    Shareholder servicing agent fee                                   7,090,501
    Distribution and service fee (Class A)                            7,651,577
    Distribution and service fee (Class B)                           34,502,929
    Distribution and service fee (Class C)                            4,758,562
    Distribution and service fee (Class J)                               81,151
    Administrative fee                                                  278,749
    Custodian fee                                                     1,379,489
    Printing                                                            523,228
    Postage                                                             647,606
    Auditing fees                                                        22,207
    Legal fees                                                           18,489
    Miscellaneous                                                     5,738,487
                                                                ---------------
      Total expenses                                            $   113,009,021
    Fees paid indirectly                                             (1,363,871)
    Reduction of expenses by investment adviser                      (1,823,250)
                                                                ---------------
      Net expenses                                              $   109,821,900
                                                                ---------------
        Net investment loss                                     $   (85,532,745)
                                                                ---------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions (including $(60,906,980) net loss
      from transactions with affiliated issuers)                $  (146,106,712)
    Written option transactions                                      16,748,240
    Foreign currency transactions                                      (309,782)
                                                                ---------------
      Net realized loss on investments and foreign currency
      transactions                                              $  (129,668,254)
                                                                ---------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                 $(1,999,776,315)
    Written options                                                 (16,466,678)
    Translation of assets and liabilities in foreign
      currencies                                                        (27,553)
                                                                ---------------
      Net unrealized loss on investments and foreign currency
        translation                                             $(2,016,270,546)
                                                                ---------------
        Net realized and unrealized loss on investments and
          foreign currency                                      $(2,145,938,800)
                                                                ---------------
          Decrease in net assets from operations                $(2,231,471,545)
                                                                ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                     YEAR ENDED
                                                              MAY 31, 2001              NOVEMBER 30, 2000
                                                               (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $   (85,532,745)               $  (265,126,553)
  Net realized gain (loss) on investments and foreign
    currency transactions                                     (129,668,254)                 2,065,363,070
  Net unrealized loss on investments and foreign
    currency translation                                    (2,016,270,546)                (3,813,039,613)
                                                           ---------------                ---------------
      Decrease in net assets from operations               $(2,231,471,545)               $(2,012,803,096)
                                                           ---------------                ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                        $  (667,738,479)               $   (39,112,323)
  From net realized gain on investments and foreign
    currency transactions (Class B)                           (814,902,580)                   (49,401,173)
  From net realized gain on investments and foreign
    currency transactions (Class C)                           (111,101,171)                    (5,588,285)
  From net realized gain on investments and foreign
    currency transactions (Class I)                            (19,894,562)                      (600,026)
  From net realized gain on investments and foreign
    currency transactions (Class J)                             (2,190,302)                       (64,162)
                                                           ---------------                ---------------
      Total distributions declared to shareholders         $(1,615,827,094)               $   (94,765,969)
                                                           ---------------                ---------------
Net increase in net assets from fund share
  transactions                                             $ 1,041,449,330                $ 1,510,073,636
                                                           ---------------                ---------------
      Total decrease in net assets                         $(2,805,849,309)               $  (597,495,429)
Net assets:
  At beginning of period                                    15,385,364,678                 15,982,860,107
                                                           ---------------                ---------------
At end of period (including accumulated net
  investment loss of $85,660,963 and $128,218,
  respectively)                                            $12,579,515,369                $15,385,364,678
                                                           ===============                ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                SIX MONTHS ENDED          --------------------------------------------------------------------
                                    MAY 31, 2001              2000            1999          1998          1997            1996
                                     (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                         CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                  $49.53            $55.11          $40.65        $37.54        $32.01          $26.79
                                          ------            ------          ------        ------        ------          ------
Income from investment operations# -
  Net investment loss                     $(0.17)           $(0.58)         $(0.43)       $(0.34)       $(0.34)         $(0.29)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       (6.18)            (4.69)          15.30          3.79          6.24            5.51
                                          ------            ------          ------        ------        ------          ------
      Total from investment
        operations                        $(6.35)           $(5.27)         $14.87        $ 3.45        $ 5.90          $ 5.22
                                          ------            ------          ------        ------        ------          ------
Less distributions declared to
  shareholders from net realized
  gain on investments and foreign
  currency transactions                   $(5.12)           $(0.31)         $(0.41)       $(0.34)       $(0.37)         $ --
                                          ------            ------          ------        ------        ------          ------
Net asset value - end of period           $38.06            $49.53          $55.11        $40.65        $37.54          $32.01
                                          ======            ======          ======        ======        ======          ======
Total return(+)                           (14.76)%++         (9.66)%         36.91%         9.36%        18.66%          19.52%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                1.15%+            1.09%           1.13%         1.16%         1.21%           1.20%
  Net investment loss                      (0.79)%+          (0.89)%         (0.92)%       (0.87)%       (0.99)%         (1.01)%
Portfolio turnover                            70%               36%             16%           15%           21%             22%
Net assets at end of period
 (000,000 Omitted)                        $5,639            $6,523          $6,570        $4,713        $3,875          $2,524

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss               $(0.18)
        Ratios (to average net assets):
          Expenses                          1.18%+
          Net investment loss              (0.82)%+
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                SIX MONTHS ENDED          --------------------------------------------------------------------
                                    MAY 31, 2001              2000            1999          1998          1997            1996
                                     (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                         CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                  $47.62            $53.39          $39.69        $36.85        $31.48          $26.56
                                          ------            ------          ------        ------        ------          ------
Income from investment operations# -
  Net investment loss                     $(0.32)           $(1.03)         $(0.76)       $(0.62)       $(0.59)         $(0.52)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       (5.89)            (4.43)          14.87          3.72          6.14            5.44
                                          ------            ------          ------        ------        ------          ------
      Total from investment
        operations                        $(6.21)           $(5.46)         $14.11        $ 3.10        $ 5.55          $ 4.92
                                          ------            ------          ------        ------        ------          ------
Less distributions declared to
  shareholders from net realized
  gain on investments and foreign
  currency transactions                   $(5.12)           $(0.31)         $(0.41)       $(0.26)       $(0.18)         $ --
                                          ------            ------          ------        ------        ------          ------
Net asset value - end of period           $36.29            $47.62          $53.39        $39.69        $36.85          $31.48
                                          ======            ======          ======        ======        ======          ======
Total return                              (15.06)%++        (10.35)%         35.91%         8.55%        17.78%          18.52%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                1.90%+            1.84%           1.88%         1.91%         1.97%           2.00%
  Net investment loss                      (1.54)%+          (1.64)%         (1.67)%       (1.62)%       (1.75)%         (1.80)%
Portfolio turnover                            70%               36%             16%           15%           21%             22%
Net assets at end of period
  (000,000 Omitted)                       $5,934            $7,611          $8,390        $6,190        $5,144          $3,659

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

        Net investment loss               $(0.33)
        Ratios (to average net assets):
          Expenses                          1.93%+
          Net investment loss              (1.57)%+
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED NOVEMBER 30,                     PERIOD ENDED
                               SIX MONTHS ENDED         --------------------------------------------------       NOVEMBER 30,
                                   MAY 31, 2001             2000          1999          1998          1997              1996*
                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                        CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                 $47.36           $53.11        $39.49        $36.66        $31.48             $28.37
                                         ------           ------        ------        ------        ------             ------
Income from investment
  operations# -
  Net investment loss                    $(0.31)          $(1.03)       $(0.76)       $(0.61)       $(0.59)            $(0.38)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      (5.86)           (4.41)        14.79          3.70          6.12               3.49
                                         ------           ------        ------        ------        ------             ------
      Total from investment
        operations                       $(6.17)          $(5.44)       $14.03        $ 3.09        $ 5.53             $ 3.11
                                         ------           ------        ------        ------        ------             ------
Less distributions declared to
  shareholders from net realized
  gain on investments and foreign
  currency transactions                  $(5.12)          $(0.31)       $(0.41)       $(0.26)       $(0.35)            $ --
                                         ------           ------        ------        ------        ------             ------
Net asset value - end of period          $36.07           $47.36        $53.11        $39.49        $36.66             $31.48
                                         ======           ======        ======        ======        ======             ======
Total return                             (15.06)%++       (10.35)%       35.89%         8.54%        17.81%             10.96%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                               1.90%+           1.84%         1.88%         1.91%         1.97%              1.35%+
  Net investment loss                     (1.54)%+         (1.64)%       (1.67)%       (1.62)%       (1.75)%            (1.25)%+
Portfolio turnover                           70%              36%           16%           15%           21%                22%
Net assets at end of period
  (000,000 Omitted)                        $827           $1,041          $910          $564          $344               $119

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss              $(0.32)
        Ratios (to average net assets):
          Expenses                         1.93%+
          Net investment loss             (1.57)%+
 * For the period from the inception of Class C shares, April 1, 1996, through November 30, 1996.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED NOVEMBER 30,                  PERIOD ENDED
                                   SIX MONTHS ENDED         --------------------------------------------         NOVEMBER 30,
                                       MAY 31, 2001               2000             1999             1998                1997*
                                        (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                            CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period        $49.95             $55.45           $40.76           $37.62               $29.98
                                             ------             ------           ------           ------               ------
Income from investment operations# -
  Net investment loss                        $(0.12)            $(0.43)          $(0.32)          $(0.24)              $(0.23)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                  (6.25)             (4.76)           15.42             3.80                 7.87
                                             ------             ------           ------           ------               ------
      Total from investment operations       $(6.37)            $(5.19)          $15.10           $ 3.56               $ 7.64
                                             ------             ------           ------           ------               ------
Less distributions declared to
  shareholders from net realized gain
  on investments and foreign currency
  transactions                               $(5.12)            $(0.31)          $(0.41)          $(0.42)              $ --
                                             ------             ------           ------           ------               ------
Net asset value - end of period              $38.46             $49.95           $55.45           $40.76               $37.62
                                             ======             ======           ======           ======               ======
Total return                                 (14.64)%++          (9.45)%          37.38%            9.67%               25.48%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                   0.90%+             0.84%            0.88%            0.91%                0.97%+
  Net investment loss                         (0.54)%+           (0.64)%          (0.68)%          (0.62)%              (0.74)%+
Portfolio turnover                               70%                36%              16%              15%                  21%
Net assets at end of period
  (000 Omitted)                            $156,614           $193,398         $102,188          $51,537              $47,240

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                  $(0.13)
        Ratios (to average net assets):
          Expenses                             0.93%+
          Net investment loss                 (0.57)%+
 * For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30,          PERIOD ENDED
                                               SIX MONTHS ENDED           -----------------------------         NOVEMBER 30,
                                                   MAY 31, 2001                  2000              1999                1998*
                                                    (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS J
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $47.87                $53.55            $39.71               $35.31
                                                         ------                ------            ------               ------
Income from investment operations# -
  Net investment loss                                    $(0.26)               $(0.87)           $(0.63)              $(0.09)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (5.94)                (4.50)            14.88                 4.49
                                                         ------                ------            ------               ------
      Total from investment operations                   $(6.20)               $(5.37)           $14.25               $ 4.40
                                                         ------                ------            ------               ------
Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency                                               $(5.12)               $(0.31)           $(0.41)              $ --
                                                         ------                ------            ------               ------
Net asset value - end of period                          $36.55                $47.87            $53.55               $39.71
                                                         ======                ======            ======               ======
Total return(+)                                          (14.95)%++            (10.13)%           36.22%               12.46%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                               1.65%+                1.59%             1.63%                1.66%+
  Net investment loss                                     (1.29)%+              (0.65)%           (1.44)%              (1.50)%+
Portfolio turnover                                           70%                   36%               16%                  15%
Net assets at end of period (000 Omitted)               $22,161               $16,490           $10,753                  $88

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                              $(0.27)
        Ratios (to average net assets):
          Expenses                                         1.68%+
          Net investment loss                             (1.32)%+
  * For the period from the inception of Class J shares, September 24, 1998, through November 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Emerging Growth Fund (the fund) is a diversified series of MFS Series Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the plan.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2001, the value of securities loaned was $93,808,826. These loans were collateralized by U.S. Treasury securities of $164,711 and cash of $98,226,720 which was invested in the following short-term obligations:

                                                        SHARES/   AMORTIZED COST
                                              PRINCIPAL AMOUNT         AND VALUE
--------------------------------------------------------------------------------
AT&T Corp., 4.11%, due 7/19/01                     $ 1,000,000       $ 1,000,000
Salomon Smith Barney Inc., 4.17%, due 6/01/01       97,226,720        97,226,720
                                                   -----------       -----------
Total investments of cash collateral for
  securities loaned                                $98,226,720       $98,226,720
                                                   -----------       -----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $1,122,983 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $240,888 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $2.5 billion of average net assets            0.750%
          Next $4.5 billion of average net assets             0.700%
          Next $8 billion of average net assets               0.650%
          Average net assets in excess of $15 billion         0.625%

The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. This voluntary reduction in the management fee may be rescinded by MFS only with the approval of the fund's Board of Trustees.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfounded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $9,335 for the six months ended May 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $537,536 for the six months ended May 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $327,987 for the six months ended May 31, 2001. Fees incurred under the distribution plan during the six months ended May 31, 2001, were 25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $129,345 and $13,520 for Class B and Class C shares, respectively, for the six months ended May 31, 2001. Fees incurred under the distribution plan during the six months ended May 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of up to 0.50% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Merrill Lynch Japan Securities Co. ("MLJ") and its network of financial intermediaries. MLJ also serves as the fund's Agent Securities Company in Japan, and in the capacity represents the fund before Japanese regulatory authorities. MFD will pay to MLJ all of the service fee and all of the distribution fee attributable to Class J shares. A portion of the distribution fee equal to 0.10% per annum of the fund's average daily net assets attributable to Class J shares is paid to MLJ to cover its services as the fund's Agent Securities Company. Fees incurred under the distribution plan during the six months ended May 31, 2001, were 0.75% of average daily net assets attributable to Class J shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 2001, were $204,130, $5,815,982, and $102,006 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $9,654,194,246 and $10,473,599,424, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $10,060,810,829
                                                              ---------------
Gross unrealized appreciation                                 $ 3,481,382,445
Gross unrealized depreciation                                  (1,022,895,568)
                                                              ---------------
    Net unrealized appreciation                               $ 2,458,486,877
                                                              ===============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                    SIX MONTHS ENDED MAY 31, 2001              YEAR ENDED NOVEMBER 30, 2000
                               ----------------------------------        ----------------------------------
                                     SHARES                AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                     184,906,806       $ 7,811,531,349        519,045,978       $ 33,884,185,436
Shares issued to shareholders
  in reinvestment of
  distributions                  11,887,581           554,720,023            578,269             35,208,697
Shares reacquired              (180,322,007)       (7,649,998,685)      (507,147,216)       (33,062,978,693)
                               ------------       ---------------       ------------       ----------------
    Net increase                 16,472,380       $   716,252,687         12,477,031       $    856,415,440
                               ============       ===============       ============       ================

Class B shares
                                    SIX MONTHS ENDED MAY 31, 2001              YEAR ENDED NOVEMBER 30, 2000
                               ----------------------------------        ----------------------------------
                                     SHARES                AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                      21,019,678       $   891,358,100         60,662,866       $  3,829,523,696
Shares issued to shareholders
  in reinvestment of
  distributions                  14,230,696           636,108,734            662,754             38,635,041
Shares reacquired               (31,565,669)       (1,280,706,402)       (58,600,822)        (3,672,309,385)
                               ------------       ---------------       ------------       ----------------
    Net increase                  3,684,705       $   246,760,432          2,724,798       $    195,849,352
                               ============       ===============       ============       ================

Class C shares
                                    SIX MONTHS ENDED MAY 31, 2001              YEAR ENDED NOVEMBER 30, 2000
                               ----------------------------------        ----------------------------------
                                     SHARES                AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                       8,184,298       $   346,959,205         30,959,813       $  1,946,637,632
Shares issued to shareholders
  in reinvestment of
  distributions                   1,688,137            75,003,995             61,937              3,591,082
Shares reacquired                (8,920,094)         (368,901,325)       (26,165,473)        (1,638,660,365)
                               ------------       ---------------       ------------       ----------------
    Net increase                    952,341       $    53,061,875          4,856,277       $    311,568,349
                               ============       ===============       ============       ================

Class I shares
                                    SIX MONTHS ENDED MAY 31, 2001              YEAR ENDED NOVEMBER 30, 2000
                               ----------------------------------        ----------------------------------
                                     SHARES                AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                         995,126       $    43,215,297          3,926,819       $    267,432,448
Shares issued to shareholders
  in reinvestment of
  distributions                     421,687            19,886,743              9,758                591,122
Shares reacquired                (1,216,542)          (49,502,960)        (1,907,412)          (130,666,052)
                               ------------       ---------------       ------------       ----------------
    Net increase                    200,271       $    13,599,080          2,029,165       $    137,357,518
                               ============       ===============       ============       ================

Class J shares
                                    SIX MONTHS ENDED MAY 31, 2001              YEAR ENDED NOVEMBER 30, 2000
                               ----------------------------------        ----------------------------------
                                     SHARES                AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                         347,781       $    15,393,792            345,513       $     21,611,552
Shares issued to shareholders
  in reinvestment of
  distributions                      --                         6             --                   --
Shares reacquired                   (85,869)           (3,618,542)          (201,863)           (12,728,575)
                               ------------       ---------------       ------------       ----------------
    Net increase                    261,912       $    11,775,256            143,650       $      8,888,977
                               ============       ===============       ============       ================

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended May 31, 2001, was $34,729. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

(8) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the six months ended May 31, 2001, is set forth below:

                                                           ACQUISITIONS                     DISPOSITIONS
                                        BEGINNING  ----------------------------  --------------------------------------
AFFILIATE                                  SHARES       SHARES             COST              SHARES                COST
-----------------------------------------------------------------------------------------------------------------------
Amerihost Properties, Inc.*               527,000           --         $     --                 7,000     $      24,062
Compuware Corp.                        24,741,990           --               --             2,061,990        22,501,701
Modis Professional Services, Inc.       8,415,250           --               --               395,250         2,413,576
                                                                       -------------                      -------------
                                                                       $     --                           $  24,939,339
                                                                       =============                      =============

                                                         ENDING           REALIZED      DIVIDEND                ENDING
AFFILIATE                                                SHARES        GAIN (LOSS)        INCOME                 VALUE
----------------------------------------------------------------------------------------------------------------------
Arlington Hospitality, Inc.*                            520,000      $    (25,813)      $    --           $  1,965,600
Compuware Corp.                                      22,680,000       (51,356,124)           --            250,160,400
Modis Professional Services, Inc.                     8,020,000        (9,525,043)           --             45,794,200
                                                                     ------------       ----------        ------------
                                                                     $(60,906,980)      $    --           $297,920,200
                                                                     ============       ----------        ============

* Name change from Amerihost Properties, Inc. to Arlington Hospitality, Inc. effective May 29, 2001.

(9) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.01% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

DESCRIPTION             DATE OF ACQUISITION     SHARES        COST        VALUE
-------------------------------------------------------------------------------
Copley Partners 1 L.P.             12/06/86  3,000,000  $  274,037   $  181,470
Copley Partners 2 L.P.   12/02/86 - 8/09/91  3,000,000   1,117,411      740,850
Highland Capital
  Partners L.P.           6/28/88 - 6/28/93  7,500,000     565,560      638,475
                                                                     ----------
                                                                     $1,560,795
                                                                     ==========

MFS(R) EMERGING GROWTH FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital; Professor         Ellen Moynihan*
of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.; Chairman,
Colonial Insurance Company, Ltd.                         ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,          State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting            INVESTOR INFORMATION
Group, Inc. (office services)                            For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Arnold D. Scott* - Senior Executive                      kit, call toll free: 1-800-637-2929 any
Vice President, Director, and Secretary,                 business day from 9 a.m. to 5 p.m. Eastern time
MFS Investment Management                                (or leave a message anytime).

Jeffrey L. Shames* - Chairman and Chief                  INVESTOR SERVICE
Executive Officer, MFS Investment Management             MFS Service Center, Inc.
                                                         P.O. Box 2281
J. Dale Sherratt+ - President, Insight Resources,        Boston, MA 02107-9906
Inc. (acquisition planning specialist) Ward Smith+
- Former Chairman (until 1994), NACCO Industries         For general information, call toll free:
(holding company)                                        1-800-225-2606 any business day from
                                                         8 a.m. to 8 p.m. Eastern time.
INVESTMENT ADVISER
Massachusetts Financial Services Company                 For service to speech- or hearing-impaired
500 Boylston Street                                      individuals, call toll free: 1-800-637-6576 any
Boston, MA 02116-3741                                    business day from 9 a.m. to 5 p.m. Eastern
                                                         time. (To use this service, your phone must be
DISTRIBUTOR                                              equipped with a Telecommunications Device for
MFS Fund Distributors, Inc.                              the Deaf.) For share prices, account balances,
500 Boylston Street                                      exchanges, or stock and bond outlooks, call
Boston, MA 02116-3741                                    toll free: 1-800-MFS-TALK (1-800-637-8255)
                                                         anytime from a touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                       WORLD WIDE WEB
                                                         www.mfs.com
PORTFOLIO MANAGERS
John W. Ballen*
Dale A. Dutile*
John E. Lathrop*
David E. Sette-Ducati*

TREASURER
James O. Yost*



+ Independent Trustee
* MFS Investment Management

MFS(R) EMERGING GROWTH FUND                                     ------------
                                                                 PRSRT STD
[logo] M F S(R)                                                 U.S. POSTAGE
INVESTMENT MANAGEMENT                                              PAID
                                                                   MFS
500 Boylston Street                                             ------------
Boston, MA 02116-3741


(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Distributors, Inc.
500 Boylston Street, Boston, MA 02116.
                                          MEG-3  7/01  1.2MM 07/207/307/707/807